UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): February 23, 2000
                                                         -----------------


                    Wordcruncher Internet Technologies, Inc.
                    ----------------------------------------
             (Exact name of registrant as specified in its charter)



            Nevada                       0-27453                  84-1370590
            ------                       -------                  ----------
(State or other jurisdiction of     (Commission File           (IRS Employer
          incorporation)                  Number)            Identification No.)



                405 East 12450 South, Suite B Draper, Utah 84020
               --------------------------------------------------
               (Address of principal executive offices) (Zip Code)





        Registrant's telephone number, including area code (801) 816-9904
                                                           --------------



                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report.)

Item 4.  Changes in Registrant's Certifying Accountant.

     On February 1, 2000, the Board of Directors of the Company authorized the engagement of Grant Thornton, LLP ("GT") as the Company's auditor for the 1999 fiscal year. This decision to change accountants was prompted by the ability of GT to provide audit services for the Company on an extended scale as the operations of the Company are expected to expand. GT entered into an engagement letter with the Company on February 23, 2000, and concurrently with that engagement, the Company dismissed Crouch Bierwolf & Chisholm, P.C. ("Crouch Bierwolf"), which had served as the Company's independent accountants since 1998, as its auditor within the meaning of Item 304(a)(1)(i) of Regulation S-K of the Securities and Exchange Commission.

     (a) Previous Independent Accountants.
         --------------------------------

         (i) On February 23, 2000, the Company dismissed Crouch Bierwolf, which served as the Company's independent accountants since 1998, and engaged GT as its new independent accountants for the 1999 fiscal year.

         (ii) The reports of Crouch Bierwolf on the financial statements for the past fiscal year of the Company contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

         (iii) The Board of Directors participated in and approved the decision to change independent accountants.

         (iv) In connection with its audit for the most recent fiscal year and through February 23, 2000, there were no disagreements with Crouch Bierwolf on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Crouch Bierwolf would have caused Crouch Bierwolf to make reference thereto in their report on the financial statements for such year.

         (v) During the most recent fiscal year and through February 23, 2000, there were no reportable events as that term is defined in Item 304 (a)(1)(v) of Regulation S-K.

         (vi) The Company has requested that Crouch Bierwolf furnish it with a letter addressed to the Commission stating whether or not it agrees with the above statements.

     (b) New Independent Accountants. As stated above, the Company engaged GT as its new independent accountants as of February 23, 2000. Such engagement was authorized by the Company's Board of Directors on February 1, 2000. During the most recent fiscal year and through February 23, 2000, the Company had not consulted with GT regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report was provided to the registrant nor oral advice was provided that GT concluded was an important factor considered by the registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304 (a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304 (a) (1) (v) of Regulation S-K.

Item 7.  Financial Statements and Exhibits.

     (a) Financial Statements.  N/A
         --------------------

     (b) Pro Forma Financial Information.  N/A
         -------------------------------

     (c) Exhibits.
         --------

         (i) Letters issued by Crouch Bierwolf & Chisholm, dated March 1, 2000.


                                    Wordcruncher Internet Technologies, Inc.


                                    By: /s/ Kenneth W. Bell
                                       -----------------------------------------
                                        Kenneth W. Bell, Chief Financial Officer
                                        March 1, 2000